Exhibit 32.2 Section 906 Certification

STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q for the period ended September 30, 2003 (the “Form 10-Q”) of Eastern Virginia Bankshares, Inc. (the “Company”), I, Ronald L. Blevins, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-Q.

By:	/s/ Ronald L. Blevins	Date: November 10, 2003
Ronald L. Blevins Chief Financial Officer

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